EXHIBIT 32.1

                                  Certification
                Pursuant to Section 906 of the Sarbanes-Oxley Act
         of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of
                          Title 18, United States Code)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Bronco Energy Fund, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13
(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         /s/ Daniel L. Hodges
Date: March 16, 2006                     ----------------------------
                                         Name:  Daniel L. Hodges

                                         Title: Chief Executive Officer

                                         /s/ James Marshall

Date: March 16, 2006                     ---------------------------
                                         Name:  James Marshall
                                         Title: Principal Financial Officer and
                                         Treasurer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.

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